SCUDDER
                                                                   INVESTMENTS


Important Notice Regarding
Change in Investment Policy

Scudder High-Yield Fund

Supplement to Prospectus
Dated January 30, 2002
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On or about October 7, 2002, the Fund will be renamed "Scudder High Income
Fund" and its current 80% investment policy will be revised. The Fund's current policy states that, under normal circumstances, the Fund generally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). This policy will be revised as follows: Under normal circumstances, the Fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). This policy may be changed without prior notice to shareholders.








July 26, 2002